Annual Report

Financial
Services
Fund

December 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Financial Services Fund

o While technology shares were strong in 1999, many sectors lagged including financial services stocks.

o The fund's return was well off the pace of the S&P 500 but exceeded the peer group average.

o Rising interest rates were negative for our group, but many positive trends emerged such as the elimination of barriers among financial institutions.

o Many global leaders in financial services industries were among our top performers.

o Despite the threat of further rate hikes in 2000, we believe our portfolio of well-diversified financial stocks can benefit shareholders over time.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The S&P 500 registered its fifth straight year of returns in excess of 20%, but many sectors of the market, including financial stocks, languished in 1999. Faced with three hikes in short-term interest rates by the Federal Reserve and a negative operating environment in some areas of the financial services industry, your fund posted weak results for the year following a strong return during the first half.


     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months

     Financial Services Fund                      -6.57%                 1.70%

     S&P 500                                       7.71                 21.04

     Lipper Financial Services
     Funds Average                                -8.07                 -1.04

     In a market dominated by a small group of growth stocks, particularly high-flying technology shares, your fund was well off the pace of the unmanaged Standard & Poor's 500 Stock Index for the six and 12 months ended December 31, 1999. However, fund results were ahead of the Lipper Financial Services Funds Average in both periods, which we realize is small consolation for shareholders. As we look ahead to 2000 and beyond, it is important to keep in mind the cyclical nature of the financial services industry. Despite the lackluster year for the stocks in our sector, we are excited by the opportunity to invest in many high-quality financial companies at attractive prices, a result of indiscriminate selling in many financial stocks regardless of their economic soundness and prospects for growth.


YEAR-END DISTRIBUTIONS

     Your Board of Directors declared a $0.10 per share income dividend and an $0.85 per share capital gain distribution, of which $0.51 was long term and $0.34 short term. These were paid on December 16, 1999, to shareholders of record on December 14. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1999 tax purposes.


MARKET ENVIRONMENT

     As mentioned in our last report, many trends evident in the second half of 1998 were reversed in 1999. Emerging market economies began to recover, commodity prices rebounded, and the U.S. manufacturing sector revived. The Federal Reserve acted preemptively in response to rapid economic growth by raising short-term interest rates in June, August, and November. Investors widely anticipate an additional interest rate increase when the Federal Reserve's Open Market Committee reconvenes in February.

     The financial services industry did a commendable job of preparing its computer systems and customers for Y2K, and the crossover to the New Year occurred without incident...

     Last year presented several challenges to the financial services sector in addition to rising interest rates, including aggressive competition among established companies, market share gains from on-line competitors, higher commercial loan losses, and severe catastrophe losses. However, 1999 also saw important positive developments. The financial services industry did a commendable job of preparing its computer systems and customers for Y2K, and the crossover to the New Year occurred without incident, laying to rest lingering fears of possible disruptions in global financial systems. Consumer credit quality continued to improve, thanks to record low unemployment and a slowdown in the rate of growth in personal bankruptcy filings. Congress passed the Gramm-Leach-Bliley Act, which will allow financial companies of all kinds to combine under more efficient corporate structures. Finally, the fundamentals in the investment banking industry were white hot as a result of the record level of mergers and acquisitions in the United States and Europe, as well as the market's insatiable appetite for Internet-related IPOs.


PORTFOLIO REVIEW

     After outperforming the broader market from 1995 through 1997, financial stocks lagged in 1999 for the second consecutive year. The results varied across sectors, but companies with leadership positions in global markets were the standout performers among your fund's holdings. Seven of the top 10 contributors in the most recent six-month period, including Citigroup, Morgan Stanley Dean Witter, American Express, Marsh & McLennan, American International Group, GE, and Goldman Sachs Group, share this characteristic.


Sector Diversification
--------------------------------------------------------------------------------

Specialty Financial Services                         41

Bank & Trust                                         27

Insurance                                            22

Railroad                                              2

Computer Services and Software                        2

Electrical Equipment                                  2

Conglomerates                                         1

Reserves                                              3

Based on net asset as of 12/31/99.

     Companies with substantial exposure to capital markets fared best as stocks continued to recover from the crisis of fall 1998, and investment banking activity was robust. Morgan Stanley Dean Witter and Goldman Sachs generated a return on equity in excess of 30% by capitalizing on their leading positions in mergers and acquisitions and corporate finance in Europe and the United States. While a return on equity of that magnitude is not likely to be sustained, we expect both companies to post solid results as international capital markets deepen.

     Citigroup, your fund's largest holding, made substantial progress integrating the operations of Citicorp and Travelers. Management achieved its original cost savings targets and identified further savings. More important, we believe Citigroup's ability to deliver value-added products to its extensive customer base through various distribution channels is extremely valuable and difficult to replicate. As a result, we continue to hold a substantial portion of fund assets (8.2%) in this stock.

     Regional banks struggled throughout the year, with the most pronounced weakness evident among those attempting to integrate expensive acquisitions. Bank of America and U.S. Bancorp suffered from declining net interest margins, modestly higher commercial loan losses, and the need to invest heavily in several areas. Bank One, which we eliminated from the portfolio this summer, announced substantial problems at its First USA credit card division stemming from management's attempts to grow First USA more rapidly than the market would permit.

     Among nonbank lenders, The CIT Group suffered as investors questioned the merits of its acquisition of Newcourt Credit, and Associates First Capital was also weak because of concerns about rising loan losses in its manufactured housing and home equity portfolios. We believe investor concerns about Associates' credit are overblown but would like to see management articulate a comprehensive Internet strategy. On the other hand, American Express, one of our best contributors, unveiled several bold Internet initiatives and positioned itself for growth in both business-to-business and business-to-consumer markets.

     Freddie Mac and Fannie Mae performed poorly as investors grew increasingly concerned about the combination of aggressive portfolio growth in 1998 and rising interest rates in 1999. Certain political risks facing these companies also cast a shadow. We believe both companies are adept at managing interest rate risk, and we are especially pleased with the steps Freddie Mac has taken to preserve its net interest margin even if rates continue to rise in 2000. So, while we take these issues seriously, we believe they are manageable and will not jeopardize the prospects for sustained mid-teens earnings growth from both companies.

     Property and casualty insurers continued to suffer from global overcapacity and high levels of catastrophe losses, which contributed to earnings shortfalls at ACE Limited, Fairfax Financial, and XL Capital. While we eliminated Fairfax from the fund, we continue to hold the other two insurers as our research points to modest improvement in industry fundamentals; we also believe Ace and XL Capital offer an extremely attractive risk/reward trade-off at current prices even without industry-wide improvement. Despite the difficult property and casualty environment, American International Group registered impressive gains by leveraging its life insurance and overseas operations. Marsh & McLennan, a leading insurance broker and new addition to our holdings, also did well in 1999. Interestingly, Marsh & McLennan's CEO, Jeffrey Greenberg, is the oldest son of AIG's legendary Chairman and CEO, Hank Greenberg.


STRATEGY

     While the operating fundamentals in many financial services areas have become more challenging, we believe your fund's holdings represent companies with the management, brand recognition, and cost structure required to capitalize on opportunities presented by their customers and capital base. Our investment strategy remains the same: we focus on maintaining core holdings as long as the fundamentals are strong and the valuations reasonable. Consequently, additions to Freddie Mac, FirStar, US Trust, and Hartford Financial Services Group were significant enough to place them among our largest purchases during the past six months.

     We believe the financial services industry is particularly well suited to the Internet as financial services are information intensive and frequently require no physical interaction with the customer.

     The only regional bank we added during the past six months was First Tennessee National, a well-managed company with several national businesses, including capital markets, mortgage banking, and merchant processing. First Tennessee has consistently produced revenue-driven earnings growth that places it near the top of its peer group.

     We believe the banking sector as a whole has neglected to invest in the products, technology, sales, and service skills necessary to compete effectively. We expect many banks to play catch-up as deregulation and the Internet erode longstanding barriers to entry. As a result, we have lowered the fund's exposure to regional banking and intend to be very selective in that area. We will continue to invest in banks with an established position in capital markets, processing, trust, or asset management businesses such as Chase Manhattan, the Bank of New York, US Trust, State Street, and Mellon Financial, or with a well-developed sales and service culture such as FirStar and Wells Fargo.

     Several on-line financial companies established a notable presence in 1999 and gained significant market share. We believe the financial services industry is particularly well suited to the Internet as financial services are information intensive and frequently require no physical interaction with the customer. We have developed a two-pronged strategy to capitalize on this thesis. First, we are emphasizing established companies that have embraced the Internet and recognize the opportunities and threats posed by Internet distribution. Wells Fargo and American Express have allocated substantial resources, including capital and senior management talent, to develop on-line capabilities beyond their current businesses. Second, valuations permitting, we will invest in pure on-line financial companies. Accordingly, E*TRADE was our largest purchase during the past six months, and both E*TRADE and Knight/Trimark Group, a leading market maker for on-line brokers, were among our top 15 performance contributors during the second half.


OUTLOOK

     Stock prices are expensive by all conventional measures, and this along with the S&P 500's record string of five-year gains invites caution. In addition, the possibility of even higher interest rates in 2000 could take its toll on stock prices.

     Rate increases, in and of themselves, are not harmful to financial companies. We believe the Fed's tightening was necessary to maintain the moderate-growth and low-inflation environment in which financial stocks perform best. We do acknowledge that rising interest rates can have painful side effects for companies that have not managed their balance sheets properly, or for companies relying on securities gains as a source of earnings. However, unless rate increases are severe enough to trigger a recession (something we do not foresee), well-managed financial companies should continue to generate respectable earnings growth.

     Our investment philosophy continues to be tailored to our outlook for the general investment environment and earnings growth and focuses above all on our careful selection of stocks. Therefore, despite our caution, we believe the outlook for financial services stocks and your fund is still favorable for several reasons:

          o Despite concerns about rising interest rates, economic data reveal that inflation remains contained and productivity continues to rise. As long as worker productivity increases, the economy can grow without a corresponding increase in inflation. Moderate growth with low inflation is an ideal environment for financial services stocks.

          o Earnings growth is still strong at many high-quality financial companies, and the share price valuations of financial companies are attractive relative to the market.

          o Demographic trends indicate that financial services will continue to be a growing and vibrant sector of the global economy.

          o Top-notch entrepreneurial management and sound business models characterize fund holdings. Through careful containment of costs and proper incentives, these companies have improved their ability to compete and the durability and predictability of earnings.

          o Many holdings generate significant free cash flow, which management is likely to use to repurchase shares or make acquisitions that can enhance stock performance over time. This could be particularly advantageous if a serious stock market correction results in lower share prices for potential acquisitions.

     We are confident that we can enhance returns and reduce risk over time by investing in financial companies that can earn high returns and grow earnings in various economic or interest rate environments. As always, we try to buy these companies at reasonable stock valuations.

     We would like to take this opportunity to introduce Anna M. Dopkin, who has been a member of the fund's Investment Advisory Committee and will have a more active role in the day-to-day management of the fund. Ms. Dopkin joined T. Rowe Price as an analyst in 1997, specializing in consumer and commercial finance, government sponsored entities, savings and loans, and mortgage insurers. Before joining T. Rowe Price, Ms. Dopkin worked as a financial services analyst at Goldman Sachs for six and a half years.

     Respectfully submitted,

     Larry J. Puglia
     President

     Robert W. Sharps
     Chairman of the Investment Advisory Committee

     January 21, 2000


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99
     ---------------------------------------------------------------------------

     Citigroup                                                         8.2%

     Freddie Mac                                                       5.3

     Bank of New York                                                  4.9

     Wells Fargo                                                       3.7

     XL Capital                                                        3.6
     ---------------------------------------------------------------------------

     FirStar                                                           3.6

     Fannie Mae                                                        3.4

     Capital One Financial                                             3.3

     Chase Manhattan                                                   3.2

     American General                                                  2.9
     ---------------------------------------------------------------------------

     American Express                                                  2.9

     Mellon Financial                                                  2.8

     State Street                                                      2.8

     American International Group                                      2.7

     Morgan Stanley Dean Witter                                        2.7
     ---------------------------------------------------------------------------

     Hartford Financial Services Group                                 2.5

     Bank of America                                                   2.5

     Marsh & McLennan                                                  2.4

     Kansas City Southern Industries                                   2.3

     ACE Limited                                                       2.0
     ---------------------------------------------------------------------------

     US Trust                                                          2.0

     Waddell & Reed Financial                                          2.0

     UNUMProvident                                                     1.9

     Associates First Capital                                          1.9

     Protective Life                                                   1.6
     ---------------------------------------------------------------------------

     Total                                                            77.1%

Note: Table excludes reserves.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Citigroup                                         21(cents)

     Morgan Stanley Dean Witter                        13

     American Express                                  13

     Marsh & McLennan                                  10

     Kansas City Southern Industries*                   9

     Bank of New York                                   9

     American International Group                       8

     GE                                                 7

     Knight/Trimark Group**                             6

     Goldman Sachs Group                                6
     ---------------------------------------------------------------------------

     Total                                            102(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Bank of America                                  -33(cents)

     Associates First Capital                          28

     UNUMProvident                                     22

     ACE Limited                                       21

     Freddie Mac                                       17

     Bank One**                                        10

     The CIT Group                                     10

     FirStar*                                           9

     Mutual Risk Management**                           9

     Fairfax Financial**                                8
     ---------------------------------------------------------------------------

     Total                                            -167(cents)


     12 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Citigroup                                         55(cents)

     Morgan Stanley Dean Witter                        31

     American Express                                  24

     American International Group                      14

     Kansas City Southern Industries*                  14

     Marsh & McLennan*                                 14

     Goldman Sachs Group*                              11

     TheStreet.com**                                   10

     Chase Manhattan                                   10

     GE                                                 9
     ---------------------------------------------------------------------------

     Total                                            192(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     ACE Limited                                      -30(cents)

     UNUMProvident                                     25

     Associates First Capital                          24

     Freddie Mac                                       23

     Fairfax Financial**                               17

     The CIT Group                                     15

     Mutual Risk Management**                          14

     Bank of America                                   12

     XL Capital                                        11

     FirStar*                                           9
     ---------------------------------------------------------------------------

     Total                                            -180(cents)

      *  Position added.
     **  Position eliminated.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     FINANCIAL SERVICES FUND
     ---------------------------------------------------------------------------

                       S&P 500                   Financial Services
                       Index                     Fund

     9/30/96           10,000                    10,000
     12/96             10,833                    11,340
     12/97             14,448                    16,039
     12/98             18,575                    17,891
     12/99             22,485                    18,196


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
     Periods Ended 12/31/99       1 Year    3 Years     Inception         Date
     ---------------------------------------------------------------------------

     Financial Services Fund       1.70%     17.07%        20.21%      9/30/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 Year                                9/30/96
                                Ended                                Through
                             12/31/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  16.82     $  15.56     $  11.31     $  10.00

Investment activities
  Net investment income
  (loss)                         0.10         0.16         0.10*        0.04*
  Net realized and
  unrealized gain (loss)         0.15         1.60         4.58         1.30

  Total from
  investment activities          0.25         1.76         4.68         1.34

Distributions
  Net investment income         (0.10)       (0.16)       (0.10)       (0.03)
  Net realized gain             (0.85)       (0.34)       (0.33)        --

  Total distributions           (0.95)       (0.50)       (0.43)       (0.03)

NET ASSET VALUE
End of period                $  16.12     $  16.82     $  15.56     $  11.31
                             -----------------------------------------------

Ratios/Supplemental Data

Total return(diamond)            1.70%       11.55%       41.44%      *13.40%*
Ratio of total expenses
to average net assets            1.14%        1.19%        1.25%*       1.25%*!

Ratio of net investment
income (loss) to average
net assets                       0.50%        0.94%        1.15%*       1.71%*!

Portfolio turnover rate          37.1%        46.8%        46.0%         5.6%!

Net assets, end of period
(in thousands)               $159,031     $224,277     $177,335     $ 30,047

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
     !    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  96.8%

FINANCIAL  85.9%

Bank and Trust  27.0%

Bank of America                                          80,000   $    4,015

Bank of New York                                        195,000        7,800

Chase Manhattan                                          65,000        5,050

First Tennessee National                                 85,000        2,422

FirStar                                                 270,000        5,704

Huntington Bancshares                                    20,000          477

Mellon Financial                                        130,000        4,428

State Street                                             60,000        4,384

U.S. Bancorp                                             75,000        1,786

Wells Fargo                                             145,000        5,863

Wilmington Trust                                         20,000          965

                                                                      42,894

Insurance  21.0%

ACE Limited                                             195,000        3,254

American General                                         60,000        4,552

American International Group                             40,000        4,325

Hartford Financial Services Group                        85,000        4,027

London Pacific Group ADR                                 30,000        1,080

Marsh & McLennan                                         40,000        3,828

Protective Life                                          82,000        2,609

Radian Group                                             20,000          955

UNUMProvident                                            95,000        3,046

XL Capital (Class A)                                    110,000        5,706

                                                                      33,382

Financial Services  37.9%

American Express                                         27,300        4,539

Associates First Capital (Class A)                      109,300        2,999

Capital One Financial                                   110,000        5,301

Citigroup                                               235,000       13,057

eSpeed (Class A) *                                       25,000          891

Fannie Mae                                               86,000        5,370

Financial Federal *                                      58,000        1,323

Freddie Mac                                             180,000        8,471

Goldman Sachs Group                                      24,000        2,261

MBNA                                                     74,000        2,017

Morgan Stanley Dean Witter                               30,000   $    4,282

Nextcard *                                               25,000          720

Providian Financial                                      23,000        2,094

The CIT Group (Class A)                                  30,000          634

US Trust                                                 40,000        3,207

Waddell & Reed Financial (Class A)                       72,076        1,955

Waddell & Reed Financial (Class B)                       47,396        1,191

                                                                      60,312

Total Financial                                                      136,588


CAPITAL EQUIPMENT  1.5%

Electrical Equipment  1.5%

GE                                                       15,000        2,321

Total Capital Equipment                                                2,321


BUSINESS SERVICES AND
TRANSPORTATION  3.3%

Computer Service and Software  1.0%

E*TRADE *                                                60,000        1,570

                                                                       1,570

Railroad  2.3%

Kansas City Southern Industries                          50,000        3,731

                                                                       3,731

Total Business Services and Transportation                             5,301


MISCELLANEOUS  6.1%

Berkshire Hathaway (Class A) *                               39        2,188

Other Miscellaneous Common Stocks                                      7,580

Total Miscellaneous                                                    9,768

Total Common Stocks (Cost  $126,916)                                 153,978


Short-Term Investments  3.9%

Money Market Funds  3.9%

Reserve Investment Fund, 6.16%                        6,157,558        6,158

Total Short-Term Investments (Cost  $6,158)                            6,158

Total Investments in Securities

100.7% of Net Assets (Cost $133,074)                              $  160,136

Other Assets Less Liabilities                                         (1,105)

NET ASSETS                                                        $  159,031
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $      (18)

Accumulated net realized gain/loss
- net of distributions                                                 3,710

Net unrealized gain (loss)                                            27,062

Paid-in-capital applicable to 9,867,819
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         128,277

NET ASSETS                                                        $  159,031
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    16.12
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income
  Dividend                                                         $   2,726
  Interest                                                               371

  Total income                                                         3,097

Expenses
  Investment management                                                1,266
  Shareholder servicing                                                  657
  Custody and accounting                                                  95
  Prospectus and shareholder reports                                      73
  Registration                                                            39
  Legal and audit                                                         14
  Directors                                                                7
  Miscellaneous                                                            4

  Total expenses                                                       2,155

Net investment income (loss)                                             942

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          12,881
  Written options                                                         66
  Foreign currency transactions                                          (10)

  Net realized gain (loss)                                            12,937

Change in net unrealized gain
or loss on securities                                                (11,122)

Net realized and unrealized gain (loss)                                1,815

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    2,757
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                12/31/99            12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $     942           $   2,136
  Net realized gain (loss)                        12,937               3,142
  Change in net unrealized
  gain or loss                                   (11,122)             11,007

  Increase (decrease) in net
  assets from operations                           2,757              16,285

Distributions to shareholders
  Net investment income
  (loss)                                            (960)             (2,107)
  Net realized gain                               (8,164)             (4,477)

  Decrease in net assets
  from distributions                              (9,124)             (6,584)

Capital share transactions *
  Shares sold                                     69,449             171,412
  Distributions reinvested                         8,796               6,364
  Shares redeemed                               (137,124)           (140,535)

  Increase (decrease) in
  net assets from capital
  share transactions                             (58,879)             37,241

Net Assets

Increase (decrease) during period                (65,246)             46,942
Beginning of period                              224,277             177,335

End of period                                  $ 159,031           $ 224,277
                                               -----------------------------

*Share information
  Shares sold                                      4,049              10,282
  Distributions reinvested                           567                 406
  Shares redeemed                                 (8,082)             (8,752)

  Increase (decrease) in
  shares outstanding                              (3,466)              1,936

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                             December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING policies

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management. Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 1999, were as follows:

     ---------------------------------------------------------------------------
                                               Number of
                                               Contracts            Premiums

     Outstanding at beginning of period               --            $     --

     Written                                         500              89,000

     Closed                                         (500)            (89,000)

     Outstanding at end of period                     --            $     --


     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $67,715,000 and $135,261,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $133,074,000. Net unrealized gain aggregated $27,062,000 at period-end, of which $34,356,000 related to appreciated investments and $7,294,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $92,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $592,000 for the year ended December 31, 1999, of which $63,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $371,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $3,266,000 from short-term capital gains,

o $4,898,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $2,416,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


Invest With Confidence (register trademark) T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F17-050  12/31/99